EXCHANGE AGREEMENT


     EXCHANGE AGREEMENT dated as of September 29, 1995 between Continental Airlines, Inc., a Delaware corporation (the "Corporation") and the holder listed on the signature page hereto (the "Holder"). Capitalized terms used but not defined elsewhere in this Agreement have the meanings assigned to them in Section
7.1 below.

                      W I T N E S S E T H:

     WHEREAS, the Corporation issued to American General Life Insurance Company ("American General") a 10.22% Restructured Note for Secured Class 9.37 due 2001 (the "Old Note") pursuant to that certain Second Amended and Restated Note Purchase Agreement (the "Credit Agreement"), dated as of April 27, 1993, between the Corporation and American General;

     WHEREAS, the Old Note is secured by the Corporation's interests in certain ground and terminal leases (and certain personal property contained therein) pursuant to the Amended Deeds of Trust (as defined in the Credit Agreement) and certain UCC-1 financing statements (collectively, the "Security Interests");

     WHEREAS, American General sold and assigned to Belmont Capital Partners II, L.P. ("Belmont"), and Belmont purchased and assumed from American General, all of American General's right, title and interest in the Credit Agreement, including without limitation the Old Note and the Security Interests, pursuant to that certain Note Purchase Agreement, dated as of June 9, 1995, between American General and Belmont (the "Note Purchase Agreement"); and simultaneously therewith, Belmont granted undivided participation interests therein to Holder and certain other participants (collectively with the Holder, the "Participants"; and collectively with Belmont and the Holder, the "Holders") in the amounts set forth in Exhibit A attached hereto, pursuant to certain Participation Agreements, dated as of June 9, 1995;

     WHEREAS, the Corporation has offered, subject to the terms and conditions hereof, to (i) elevate each Participant's participation interest in the Old Note to a direct assignment interest and (ii) simultaneously therewith exchange ("Exchange") all of the Holders' interests in the Old Note and the Security Interests for new 10.22% Series A Senior Unsecured Sinking Fund Notes due July 1, 2000 (the "New Notes") of the Corporation in the aggregate principal amount (for all Holders) of $65,046,762.06, all on and subject to the terms set forth below.

     NOW THEREFORE, the parties hereto, for good and valid consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound hereby, have agreed as follows:


                    ARTICLE 1.  THE EXCHANGE

     SECTION  1.1  Exchange of Securities and Release of
Collateral.

          (a) At the Closing (as hereinafter defined), the Corporation, in reliance upon the representations and warranties of the Holder contained herein and subject to the terms and conditions set forth herein, shall elevate the Holder's participation interest in the Old Note to a direct assignment interest and simultaneously therewith deliver to the Holder, and the Holder irrevocably agrees to accept from the Corporation, in exchange for the Holder's interest in the Old Note (including its interest in principal, accrued interest and any other amounts due thereunder or in respect thereof) a New Note in the original principal amount set forth opposite the Holder's name on Exhibit A.

          (b) At the Closing, the Holder, in reliance upon the representations and warranties of the Corporation contained herein and subject to the terms and conditions set forth herein, authorizes Belmont to tender or cause to be tendered the Old Note to the Corporation for cancellation of the Holder's interest in the Old Note and to release the Security Interests. Such tender and release of Security Interests shall be irrevocable and unconditional, subject only to (i) the issuance and delivery of a New Note to the Holder, (ii) completion of the Exchange and (iii) the satisfaction or waiver of the closing conditions set forth in
Section 2.1 below.

          (c) The Corporation and the Holder agree that they will treat for all federal and other income tax purposes the terms of the New Notes as not constituting a significant modification of the terms of the Old Note and that, therefore, the New Notes and the Old Note will constitute the same debt instrument and the issuance of the New Notes in exchange for the Old Note will not be treated as an exchange (including for purposes of section 1001 of the Code).

     SECTION 1.2 The Closing. The Exchange shall take place at a closing (the "Closing") at the offices of Cleary, Gottlieb, Steen & Hamilton, counsel to the Corporation, on September 28, 1995 at 10:00 a.m. or at such other place or earlier or later date or time as may be fixed by mutual agreement of the Corporation and the Holders of a majority in interest in the Old Note (the "Majority Holders") (the "Closing Date"). At the Closing, the Corporation will deliver to the Holder a New Note in the principal amount set forth opposite the Holder's name on Exhibit A (registered in the name of the Holder or its nominee, as the Holder may request) against delivery of the Holder's interest in the Old Note. Upon (i) delivery of the New Note to the Holder, and (ii) the satisfaction or waiver of the closing conditions set forth in Sections 2.1 and 2.2, the Corporation shall be deemed, without further action on the part of the Holder or the Corporation, to have accepted the tender of the Holder's interest in the Old Note.


                 ARTICLE 2.  CLOSING CONDITIONS

     SECTION 2.1 Conditions Precedent to Obligations of Holder to Close. The obligation of the Holder to accept the New Note pursuant to this Agreement in exchange for its interest in the Old Note and the release of the Security Interests shall be subject to the satisfaction of the following conditions, at or prior to Closing:

          (a) The representations and warranties of the Corporation set forth in this Agreement shall be true and correct on and as of the Closing Date; and the Corporation shall have complied with and performed all covenants and agreements hereunder required to be complied with or performed by it at or prior to the Closing; and the Corporation shall have furnished to the Holder a certificate of an authorized officer, dated the Closing Date, to the foregoing effect, and to the further effect that the conditions specified in this Section 2.1 (other than the conditions specified in Section 2.1(e)) have been satisfied at and as of the Closing;

          (b) The Corporation and a bank or trust company ("Trustee") that satisfies the requirements of Section 310(a)(i) of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), shall have executed and delivered an indenture for the New Notes in substantially the form attached hereto as Exhibit B (the "Indenture") and the New Notes shall have been duly executed and delivered by the Corporation and authenticated by the Trustee under and pursuant to the Indenture;

          (c) The Corporation shall have executed and delivered to the Holder a registration rights agreement in substantially the form attached hereto as Exhibit C (the "Registration Rights
Agreement");

          (d) Each of the other Holders shall have executed and delivered to the Corporation an Exchange Agreement in substantially similar form to this Agreement;

          (e) The exchange of the Holder's interest in the Old Note for the New Note shall not at the Closing be prohibited by or contrary to any applicable laws, regulations, credit controls (whether voluntary or involuntary), or similar restraints applicable to the Holder, and shall not be enjoined (temporarily or permanently) under, prohibited by or contrary to, any injunction, order or decree applicable to the Holder, shall not subject the Holder to any penalty or other onerous condition under or pursuant to any applicable law or governmental regulation, and shall be permitted by the laws and regulations of the jurisdiction to which the Holder is subject, and if requested by the Holder, the Holder shall have received, at least two (2) Business Days prior to the Closing Date, a certificate of an authorized officer of the Corporation certifying as to such matters of fact as may be reasonably requested by the Holder in order to permit it to determine whether its acquisition of a New
Note is so prohibited or enjoined or would result in such contravention or penalty;

          (f) The Corporation shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from or with any Governmental Authority or other Person, pursuant to any law, statute, rule or regulation (Federal, state, local or foreign), or pursuant to any loan agreement, indenture or other agreement, order or decree to which the Corporation or any of its subsidiaries is a party or to which it is subject, in connection with the transactions contemplated by this Agreement and the other Transaction Documents, except where the failure to do so would not have a Material Adverse Effect; and

          (g) The Holder shall have received the favorable opinion of Cleary, Gottlieb, Steen & Hamilton, counsel to the Corporation, dated the Closing Date, in substantially the form attached hereto as Exhibit D.

     SECTION 2.2 Conditions Precedent to Obligation of the Corporation to Close. The obligation of the Corporation to issue the New Note in exchange for the Holder's interest in the Old Note and the release of the Security Interests pursuant to this Agreement is subject to the satisfaction, at or prior to the Closing, of the following conditions:

          (a) The representations and warranties of the Holder set forth in Section 4.1 hereof shall be true and correct on and as of the Closing Date, and the Holder shall have complied with and performed all covenants and agreements hereunder required to be complied with or performed by it at or prior to the Closing (and the acceptance by the Holder of the New Note pursuant to this Agreement in exchange for its interest in the Old Note and the release of the Security Interests shall be deemed a certification by the Holder to such effect);

          (b) The Corporation's exchange of the New Note for the Holder's interest in the Old Note hereunder and the release of the Security Interests shall not be prohibited by or contrary to any law or regulation applicable to the Corporation and shall not be enjoined (temporarily or permanently) or prohibited by or contrary to any injunction, order or decree applicable to the Corporation;

          (c) The offer, sale and issuance of the New Note hereunder shall be exempt from registration under the Securities Act (as defined below) by virtue of the exemption contained in
Section 4(2) thereof, and shall be exempt from registration or qualification under applicable state securities or blue sky laws (or, if required, shall have been duly registered or qualified under such laws);

          (d) Each of the other Holders shall have executed and delivered to the Corporation an Exchange Agreement in substantially similar form to this Agreement; and

          (e) The Corporation shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from or with any Governmental Authority or other Person, pursuant to any law, statute, rule or regulation (Federal, state, local or foreign), or pursuant to any loan agreement, indenture or other agreement, order or decree to which the Corporation or any of its subsidiaries is a party or to which it is subject, in connection with the transactions contemplated by this Agreement and the other Transaction Documents, except where the failure to do so would not have a Material Adverse Effect.


  ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

     To induce the Holder to accept the New Note in exchange for its interest in the Old Note and the release of the Security
Interests, the Corporation hereby represents and warrants that:

     SECTION 3.1 Organization, Qualification and Authority. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and hold under lease its properties and carry on its business as presently conducted, and, except as set forth in Schedule 3.1 hereto, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure so to qualify would not have a Material Adverse Effect. The Corporation has heretofore delivered to counsel for the Holder complete and correct copies of its restated certificate of incorporation and by-laws, each as amended to date and as presently in effect (collectively, "Charter Documents").

     SECTION 3.2  Subsidiaries.  Except as set forth in Schedule
3.2 attached hereto, each Subsidiary of the Corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to own and hold under lease its properties and carry on its business as presently conducted, except where the failure to do any of the foregoing would not have a Material Adverse Effect. Except as set forth in Schedule
3.2 attached hereto, each such Subsidiary is, or at the Closing Date will be, duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction where the ownership or leasing of its properties or the character of its operations makes such qualification necessary, except where the failure so to qualify would not have a Material Adverse Effect. None of the Subsidiaries of the Corporation is in violation of any term of its organizational documents or of any term of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation, applicable to such Subsidiary or to which such Subsidiary is a party, except where any such violation would not have a Material Adverse Effect.

     SECTION 3.3 Licenses. Except as set forth on Schedule 3.3 attached hereto, the Corporation and each of its Subsidiaries holds or at the Closing Date will hold all licenses, franchises, permits, consents, registrations, certificates and other approvals (including, without limitation, those relating to environmental matters, public and worker health and safety, buildings, highways or zoning) (individually, a "License" and, collectively, "Licenses") required for the conduct of its business as now being conducted and is operating in compliance therewith, except where the failure to hold any such License or to operate in compliance therewith would not have a Material Adverse Effect. Except as set forth on Schedule 3.3 attached hereto, the Corporation and each of its Subsidiaries is in compliance with all laws, regulations, orders and decrees applicable to it, except in each case where the failure so to comply would not have a Material Adverse Effect.

     SECTION 3.4 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Corporation of each of the Transaction Documents to which it is a party, the issuance to the Holder of the New Note pursuant hereto, and the consummation of the Exchange, are within the Corporation's corporate powers, having been duly authorized by all necessary corporate action on the part of the Corporation; do not require any License, authorization, approval, qualification or formal exemption from, or other action by or in respect of, or filing of a declaration or registration with, any court, Governmental Authority, agency or official (except such as have been obtained or as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, or state securities or Blue Sky laws); do not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation of any Governmental Authority, (ii) the Charter Documents, (iii) any agreement (or require the consent of any Person under any agreement, that has not been obtained) to which the Corporation or any of its Subsidiaries is a party, or (iv) any judgment, injunction, order, decree or other instrument binding upon the Corporation, any of its Subsidiaries, or any of their respective properties, which contravention, default or violation would, in the case of clause (i), (iii) or (iv), have a Material Adverse Effect.

     SECTION 3.5 Validity and Binding Effect. This Agreement has been duly executed and delivered by the Corporation, and is, and as of the Closing each of the other Transaction Documents to which the Corporation is a party will be, a legal, valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except (i) that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally; and (ii) that such enforceability may be subject to general equitable principles, including, without limitation, the principle that the availability of equitable remedies, such as specific enforcement, injunctive relief or reformation, is subject to the discretion of the court before which any proceeding might be brought.

     SECTION 3.6  Litigation; Defaults.  Except as set forth in
Schedule 3.6 attached hereto, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation, any of its Subsidiaries, or any of their respective properties, before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which (individually or in the aggregate) could impair the ability of the Corporation to perform fully on a timely basis any material obligation which it has or will have under any Transaction Document to which it is a party. Except as set forth in Schedule 3.6 and except for pending defaults on the Old Note, the Corporation is not in violation of, or in default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), its Charter Documents, any provision of applicable law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Corporation or any of its properties, except in each case to the extent that such violations or defaults, individually or in the aggregate, could not reasonably (i) affect the validity of any Transaction Documents or (ii) impair the ability of the Corporation to perform fully on a timely basis any material obligation which it has or will have under any Transaction Document to which it is a party.

     SECTION 3.7 Public Reports. Each report the Corporation has filed with the Commission pursuant to the Exchange Act with respect to events occurring, or periods ending, on or after December 31, 1994 (the "SEC Filings") complied in all material respects at the date of filing with the requirements of the Exchange Act and the SEC Filings, taken as a whole, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances in which they were made) not misleading. Except as disclosed in the SEC Filings or in Schedule 3.6, since June 30, 1995, there has been no material adverse change in the financial condition, assets, business, or results of operations of the Corporation and its Subsidiaries taken as a whole.

     SECTION 3.8 Private Offering. The Corporation represents to the Holder that, assuming the accuracy of the representations of the Holder as set forth in Section 4.1(a) hereof, neither of the Corporation nor any Person acting on its behalf has taken or will take any action which would subject the issuance of the New Notes being issued hereunder to the provisions of Section 5 of the Securities Act, except as contemplated by the Registration Rights Agreement.

     SECTION 3.9 Broker's or Finder's Commissions. In addition to and not in limitation of any other rights hereunder, the Corporation agrees that it will indemnify and hold harmless the Holder from and against any and all claims, demands or liabilities for broker's, finder's, placement agent's or other similar fees or commissions incurred or alleged to have been incurred by the Corporation or any Person acting on its behalf in connection with the issuance of the New Notes, or any other transaction contemplated by any of the Transaction Documents.

     SECTION 3.10 Foreign Assets Control Regulation, Etc. The issuance of the New Notes by the Corporation will not violate any of the following regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended): the Foreign Assets Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Foreign Funds Control Regulations or the Iranian Assets Control Regulations.

     SECTION 3.11 Investment Company Act. The Corporation is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and is not deemed to be an "investment company" for purposes of Section 12(d)(6) of the 1940 Act.

     SECTION 3.12 Public Utility Holding Company Act. The Corporation is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Corporation Act of 1935, as amended.

     SECTION 3.13 Interstate Commerce Act. The Corporation is not, and will not be, a "rail carrier," or a Person controlled by or affiliated with a "rail carrier," within the meaning of Title 49, U.S.C., and the Corporation is not a "carrier" or other Person to which 49 U.S.C. Section 11301(b)(1) is applicable.


    ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF THE HOLDER

     SECTION 4.1  Representations and Warranties of Holders.  The
Holder represents and warrants that:

          (a) The Holder, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment, and is acquiring the New Note for its own account (and/or on behalf of managed accounts that are acquiring for their own account) for investment and with no present intention of distributing or reselling the same or any part thereof other than pursuant to a registration statement under the Securities Act or an exemption thereunder, without prejudice, however, to its right (subject to the terms of this Agreement) at all times to sell or otherwise dispose of all or any part of said New Note pursuant to a registration under the Securities Act and subject, nevertheless, to the disposition of its assets being at all times within its control.

          (b) The Holder has full power and authority to execute, deliver and perform this Agreement, the other Transaction Documents and the documentation releasing the Security Interests to which it is a party and to carry out the transactions (including the release of the Security Interests) contemplated by this Agreement; the execution, delivery and performance of this Agreement, the other Transaction Documents and the documentation releasing the Security Interests to which it is a party have been duly authorized by all requisite corporate (or similar) action on the part of the Holder; and this Agreement, the other Transaction Documents and the documentation releasing the Security Interests to which it is a party have been duly executed and delivered by the Holder and are the legal, valid and binding obligations of the Holder enforceable in accordance with their respective terms, except: (i) that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally; and (ii) that such enforceability may be subject to general equitable principles, including, without limitation, the principle that the availability of equitable remedies, such as specific enforcement, injunctive relief or reformation, is subject to the discretion of the court before which any proceeding might be brought.

          (c) To the same extent received from American General, the Holder is the beneficial owner of an undivided participation interest, equal to the amount set forth opposite the Holder's name on Exhibit A in the Old Note, free and clear of all liens, security interests or other encumbrances and has not conveyed any interest in or granted any lien, security interest or other encumbrance on its participation interest to any other Person. American General represented to Belmont in the Note Purchase Agreement that at the time of assignment of the Old Note to Belmont, American General was the sole legal and beneficial owner and holder of the Assigned Rights (as defined in the Note Purchase Agreement) free and clear of all liens, charges, encumbrances, or other security interests, and to the extent that the Corporation may be damaged as a result of the breach by American General of such representation, the Holder hereby authorizes the Corporation to exercise rights that Holder may have against American General in respect thereof to recover from American General such damages.


                      ARTICLE 5.  RELEASES

     SECTION 5.1 Releases. Effective as of the Closing Date, and to the fullest extent permitted by law (i) the Holder hereby waives and discharges, absolutely and forever, all rights, claims and causes of action against the Corporation, and any present or former director, officer, subsidiary, affiliate, agent, employee, attorney, predecessor, legal successor, heir, survivor, assignee or shareholder of the Corporation, and (ii) the Corporation hereby waives and discharges, absolutely and forever, all rights, claims, and causes of action against the Holder, and any present or former director, officer, subsidiary, trustee, partner, affiliate, agent, employee, attorney, predecessor, legal successor, heir, survivor, assignee or shareholder of the Holder, which, in the case of the preceding clauses (i) and (ii), is based upon or arises out of the Credit Agreement, the Amended Deeds of Trust, the Security Interests or the purchase, ownership or sale of the Holder's interest in the Old Note, whether known or unknown, including without limitation, claims of or relating to fraudulent transfers, breach of contract, breach of fiduciary duty, debts, actions, causes of action, liabilities, liens, obligations, or other losses, costs, expenses or demands of whatever nature, character or kind which exist or may be asserted in the future; provided however, that this provision shall not operate as a waiver or a release of any rights, claims, or causes of action of the Holder under the anti-fraud provisions of Federal or state securities laws or regulations relating to the Exchange, the New Note or the Transaction Documents, or under any Federal or state bankruptcy statute, including but not limited to the United States Bankruptcy Code, with regard to the Old Note; it being agreed that the Holder retains its rights to make any argument with respect to the treatment of its claims in any bankruptcy involving the Corporation or the effect of the Exchange on the subsequent treatment of any claims in such bankruptcy. This Agreement is not intended to, and does not, release any claims of the Holder against the Corporation, or of the Corporation against the Holder, except as expressly set forth in this Section 5.1.


              ARTICLE 6.  RESTRICTIONS ON TRANSFER

     SECTION 6.1  Restrictive Legend.  Each certificate
evidencing New Notes issued to a Holder or to any subsequent transferee shall, unless otherwise permitted by the provisions of
Section 6.2, be stamped or otherwise imprinted with a legend substantially in the following form:

     "THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR (II) RULE 144 OR 144A UNDER SUCH ACT OR ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO DISPOSITION OF SECURITIES."

     Whenever the legend requirement imposed by this Section 6.1 shall terminate the respective holders of New Notes for which such legend requirements have terminated shall, upon request, promptly receive from the Corporation, at the Corporation's expense, replacement certificates representing New Notes without such legend.

     SECTION 6.2 Notice of Transfer; Opinions of Counsel. The holder of each certificate representing a New Note bearing the restrictive legend set forth in Section 6.1 above ("Restricted Security"), agrees to provide to the Corporation (a) upon request, a written description of the manner or circumstances of any transfer of any Restricted Security and (b) upon reasonable request by the Corporation, an opinion of counsel (including in-house counsel) reasonably satisfactory to the Corporation and in form and substance reasonably satisfactory to the Corporation, to the effect that the transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act. If the holder of the Restricted Security delivers to the Corporation an opinion of counsel (including in-house counsel or regular counsel to such holder or its investment adviser) reasonably satisfactory to the Corporation and in form and substance reasonably satisfactory to the Corporation that a proposed transfer and any subsequent transfers of such Restricted Security will not require registration under the Securities Act, the Corporation will promptly after such transfer deliver new certificates for such Restricted Security which do not bear the legend set forth in
Section 6.1 above. The restrictions imposed by this Section 6 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 promulgated under the Securities Act and the transferee is not an Affiliate of the Corporation. The Corporation shall promptly provide the holder of any Restricted Security as to which such restrictions shall have terminated with a new security of the same type but not bearing the restrictive legend set forth in Section 6.1 and not containing any other reference to the restrictions imposed by this Section 6. Notwithstanding any of the foregoing, no opinion of counsel will be required to be rendered pursuant to this
Section 6.2 with respect to the transfer of any securities on which the restrictive legend has been removed in accordance with this Section 6.2. As used in this Section 6.2, the term "transfer" encompasses any sale, transfer or other disposition of any Securities referred to herein.


                     ARTICLE 7.  DEFINITIONS

     SECTION 7.1 Definitions. Capitalized terms used herein but not defined elsewhere in this Agreement have the meanings indicated as follows:

     "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof then in effect.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York or Houston, Texas are authorized or obligated by law or executive order to close.

     "Code" means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, in each case as amended from time to time

     "Commission" means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case as amended from time to time.

     "Governmental Authority" means any governmental or quasi-governmental authority, including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

     "Holder" means (i) the Holder signatory hereto, and (ii) each assignee or transferee of the New Note, other than the Corporation and its Affiliates, who acquires such security.

     "Material Adverse Effect" means a material adverse effect on the financial condition, assets, business or results of operations of the Corporation and its Subsidiaries on a consolidated basis.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Subsidiary" means, with respect to any Person (the "Parent") (A) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Parent, by a Subsidiary or Subsidiaries (as the case may be) of the Parent, or by the Parent and a Subsidiary or Subsidiaries (as the case may be), or (B) any other Person (other than a corporation) in which the Parent, one or more Subsidiaries of the Parent (as the case may be), or the Parent and one more of its Subsidiaries (as the case may be), directly or indirectly, at the date of determination thereof, has at least a majority equity ownership interest.

     "Transaction Documents" means, collectively, this Agreement, the Registration Rights Agreement, the New Notes, the Indenture, and all other documents, instruments and agreements executed and delivered by the Corporation in connection with the Exchange.

     "Trust Indenture Act" means Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder.


                    ARTICLE 8.  MISCELLANEOUS

     SECTION 8.1  Indemnification; Expenses, Etc.

          (a) In addition to any and all obligations of the Corporation to indemnify the Holder hereunder or under the Indenture or the other Transaction Documents, the Corporation agrees, without limitation as to time, to indemnify and hold harmless the Holder, its Affiliates, and the employees, officers, trustees, partners, directors, and agents of the Holder and its Affiliates (individually, a "Holder Indemnified Party" and collectively, the "Holder Indemnified Parties") from and against any and all losses, claims, damages, liabilities and reasonable costs (including the costs of preparation and attorneys' fees) and expenses (including expenses of investigation) (collectively, "Losses") incurred or suffered by a Holder Indemnified Party (i) in connection with or arising out of any breach of any warranty, or the inaccuracy of any representation, as the case may be, made by the Corporation, or the failure of the Corporation to fulfill any agreement or covenant contained in this Agreement or (ii) in connection with any proceeding against the Corporation or any Holder Indemnified Party brought by any third party arising out of or in connection with this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken in connection herewith or therewith (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated and whether or not any Holder Indemnified Party is a formal party to any proceeding; provided, however, that the Corporation shall not be liable for any Losses resulting from action on the part of any Holder Indemnified Party which is finally determined in such proceeding to be wrongful or which is an act of gross negligence, recklessness, or willful misconduct by such Holder Indemnified Party. The Corporation agrees promptly to reimburse any Holder Indemnified Party for all such Losses as they are incurred or suffered by such Holder Indemnified Party.

     Except as otherwise provided herein, the Corporation agrees (for the benefit of the Holder) to pay, and to hold the Holder harmless from and against, all reasonable costs and expenses (including, without limitation, attorneys' fees, expenses and disbursements), if any, in connection with the preparation, negotiations and enforcement against the Corporation, as the case may be, of this Agreement or any other Transaction Document or any other agreement or instrument furnished pursuant hereto or thereto or in connection herewith or therewith in any action in which the Holder is attempting to enforce any of the foregoing shall prevail.

          (b) In addition to any and all indemnification obligations of the Holder hereunder or under the other Transaction Documents, the Holder agrees, without limitation as to time, to indemnify and hold harmless the Corporation, its Affiliates, and the employees, officers, trustees, partners, directors, and agents of the Corporation and its Affiliates (individually, a "Corporation Indemnified Party" and collectively, the "Corporation Indemnified Parties") from and against any and all Losses incurred or suffered by a Corporation Indemnified Party in connection with or arising out of any breach of any warranty, or the inaccuracy of any representation, as the case may be, made by the Holder, or the failure of the Holder to fulfill any of its agreements or covenants contained in this Agreement.

          (c) If any Holder Indemnified Party or Corporation Indemnified Party (individually, an "Indemnified Party" and, collectively the "Indemnified Parties") is entitled to indemnification hereunder, such Indemnified Party shall give prompt notice to the indemnifying party of any claim or of the commencement of any proceeding against the indemnifying party or any Indemnified Party brought by any third party with respect to which such Indemnified Party seeks indemnification pursuant hereto; provided, however, that the failure so to notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the expense of the indemnifying party, the defense of any such claim or proceeding with counsel reasonably satisfactory to such Indemnified Party. Neither the indemnifying party nor the Indemnified Party or Parties will be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). Neither the Indemnified Party nor the indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such Indemnified Party or Parties, as the case may be, of a release, in form and substance satisfactory to the released party, from all liability in respect of such claim, litigation or proceeding.

          (d) In addition to any other obligations of the Corporation to indemnify the Holder herein or pursuant to any of the Transaction Documents or any other agreements or documents executed and delivered in connection therewith, the Corporation will pay, and will save the Holder harmless from liability for the cost of delivering to the Holder's principal office, insured to its satisfaction, the New Note delivered to the Holder hereunder and any New Note delivered to the Holder upon any substitution of New Note pursuant to the Indenture and of the Holder's delivering any New Note, insured to its satisfaction, upon any such substitution.

     SECTION 8.2 Survival of Representations and Warranties; Severability. All representations and warranties contained in this Agreement or the Transaction Documents by or on behalf of the Corporation or the Holder in connection with the transactions contemplated by this Agreement or the Transaction Documents shall survive, for the duration of any statutes of limitation applicable thereto, the execution and delivery of this Agreement, any investigation at any time made by the Holder or the Corporation or on the Holder's or the Corporation's behalf, the purchase of the New Note by the Holder under this Agreement and any disposition of or payment on the New Note. All statements contained in any certificate or other instrument delivered to the Holder by or on behalf of the Corporation pursuant to this Agreement or the Transaction Documents shall be deemed representations and warranties of the Corporation under this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     SECTION 8.3 Amendment and Waiver. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the Holder and the Corporation.

     SECTION 8.4 Notices, Etc. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to the Holder, at the address as the Holder shall have furnished to the Corporation in writing, or (b) if to any other holder of any New Note, at such address as such other holder shall have furnished to the Corporation in writing, or, until any such other holder so furnishes to the Corporation an address, then to and at the address of the last holder of such security who has furnished an address to the Corporation, or (c) if to the Corporation, at 2929 Allen Parkway, Suite 2010, Houston, Texas 77019 to the attention of Chief Financial Officer and General Counsel, or at such other address, or to the attention of such other officer, as the Corporation shall have furnished to the Holder and each such other holder in writing. This Agreement and the other Transaction Documents and all documents delivered in connection herewith or therewith embody the entire agreement and understanding between the Holders and the Corporation and supersede all prior agreements and understandings relating to the subject matter hereof. The Corporation acknowledges and agrees that the obligations of each Holder hereunder are limited in the manner and to the extent set forth on such Holder's signature page hereto.

     SECTION 8.5 Successors and Assigns. Except as otherwise provided in the following sentence, whenever in this Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of the parties. The terms and provisions of this Agreement, the Indenture and the other Transaction Documents shall inure to the benefit of and shall be binding upon any assignee or transferee of each Holder provided the transfer was not effected pursuant to an effective registration statement (a "Non-Public Transfer"), and in the event of a Non-Public Transfer, the rights and privileges herein conferred upon the Holder shall automatically extend to and be vested in, and become an obligation of, such transferee or assignee, all subject to the terms and conditions hereof. In connection with a proposed Non-Public Transfer, a Holder may disclose all documents and information which it now or hereafter may have relating to the New Notes, this Agreement, the Indenture, the Transaction Documents, the Corporation, any other Persons referred to herein or any of the business of any of the foregoing entities to any prospective assignee or transferee (and such Holder hereby agrees to inform such prospective assignee or transferee that such documentation and information may be deemed non-public information).

     SECTION 8.6  Descriptive Headings.  The headings in this
Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 8.7 Governing Law. THIS AGREEMENT AND THE NEW NOTES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

     SECTION 8.8 Service of Process. The Corporation (a) hereby irrevocably submits itself to the jurisdiction of the state courts of the State of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, the New Notes, the other Transaction Documents or the subject matter hereof or thereof brought by the Holder or their successors or assigns and
(b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. The Corporation hereby consents to service of process by registered mail at the address to which notices are to be given. The Corporation agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the Holder. Final judgment against the Corporation in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions (a) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Corporation therein described or
(b) in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that the Holder may at its option bring suit or institute other judicial proceedings against the Corporation or any of the Corporation's or its assets in any state or federal court of the United States or in any country or place where the Corporation or such assets may be found.

     SECTION 8.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     SECTION 8.10  No Adverse Interpretation of Other Agreements.
This Agreement may not be used to interpret another agreement, indenture, loan or debt agreement of the Corporation or any Subsidiary. Any such agreement, indenture, loan or debt agreement may not be used to interpret this Agreement.

     SECTION 8.11 Waiver of Jury Trial. THE CORPORATION HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION, SUIT OR PROCEEDING, IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE INDENTURE, THE NEW NOTES, ANY OTHER TRANSACTION DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, THE INDENTURE, THE NEW NOTES OR ANY OTHER TRANSACTION DOCUMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT, THEREOF.

          [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            CONTINENTAL AIRLINES, INC.


                            By:_________________________
                               Name:
                               Title:


                            SPARTAN HIGH INCOME FUND


                            By:_________________________
                               Name:
                               Title:

Wire Instruction Information:     Notice Information:
The Bank of New York/Cust         Spartan High Income Fund
ABA #: 021-000-018                Fidelity Investments
Acct #: 114673/Spartan
  High Income Fund                82 Devonshire Street - F7E
Transaction
   Description: Continental       Boston, Massachusetts  02109
Contact: Jeff Wredy               Attention:  Portfolio Manager
Telephone No.: 212-495-3395       Telephone No.: (617) 563-7882
Telecopy No.: (212) 495-2884
  or 2885                         Telecopy No.:  (617) 476-3316

                                  with copies to:
                                  Robert M. Gervis, Esq.
                                  Associate General Counsel
                                  Fidelity Investments
                                  82 Devonshire Street - F7D
                                  Boston, Massachusetts  02109
                                  Telephone No.: (617) 563-6048
                                  Telecopy No.:  (617) 476-7774

Limitation of Liability: Spartan High Income Fund ("Holder") is a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Fixed-Income Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of any of the trustees of Holder as individuals and the obligations of this Agreement are not binding upon any of the trustees, officers, employees or beneficiaries of Holder individually but are binding only upon the assets and property of Holder. The Corporation agrees that no beneficiary, trustees, employee or officer of Holder may be held personally liable or responsible for any obligations of Holder arising out of this Agreement. With respect to obligations of Holder arising out of this Agreement, the Corporation shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Corporation is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all series.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            CONTINENTAL AIRLINES, INC.


                            By:_________________________
                               Name:
                               Title:


                            FIDELITY GALILEO FUND, L.P.
                            By:  Fidelity Galileo Corp.,
                              general partner


                            By:_________________________
                               Name:
                               Title:

Wire Instruction Information:     Notice Information:
Chase Manhattan Bank, NY          Fidelity Galileo Fund, L.P.
ABA #: 021-000-021                Fidelity Investments
F/A/O Goldman Sachs & Co.         82 Devonshire Street - F7E
A/C #930-1-011483/Fidelity
  Galileo Fund, L.P.              Boston, Massachusetts  02109
F/F/C Fidelity Galileo
  Fund, L.P.                      Attention:  Portfolio Manager
A/C #022-02918-9/Fidelity
  Galileo Fund, L.P.              Telephone No.: (617) 563-7882
Contact: Jay Adames               Telecopy No.:  (617) 476-3316
Telephone No.: 212-902-4739
Telecopy No.: (212) 346-4054      with copies to:
                                  Robert M. Gervis, Esq.
                                  Associate General Counsel
                                  Fidelity Investments
                                  82 Devonshire Street - F7D
                                  Boston, Massachusetts  02109
                                  Telephone No.: (617) 563-6048
                                  Telecopy No.:  (617) 476-7774

Limitation of Liability: Fidelity Galileo Fund, L.P. ("Holder") is a Delaware limited partnership. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of any of the partners of Holder as individuals and the obligations of this Agreement are not binding upon any of the partners, officers, employees or beneficiaries of Holder individually but are binding only upon the assets and property of Holder. The Corporation agrees that no beneficiary, partner, employee or officer of Holder may be held personally liable or responsible for any obligations of Holder arising out of this Agreement. With respect to obligations of Holder arising out of this Agreement, the Corporation shall look for payment or satisfaction of any claim solely to the assets and property of Holder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            CONTINENTAL AIRLINES, INC.


                            By:_________________________
                               Name:
                               Title:


                            GOLDMAN, SACHS & CO.


                            By:_________________________
                               Name:
                               Title:

Wire Instruction Information:     Notice Information:
Chase Manhattan Bank, NY          Goldman, Sachs & Co.
ABA #: 021-0000-21                85 Broad Street
Goldman Sachs & Co.               New York, NY 10004
A/C #930-1-011483/Goldman,
  Sachs & Co.                     Attn: Jonathan Kolatch
Attn: Kathy Martin                Telephone No.: (800) 882-3211
                                  Telecopy No.: (212) 902-9492

                            EXHIBIT A


HOLDER                      INTEREST IN         PRINCIPAL OF
NAME                           OLD NOTE             NEW NOTE
- ------                      -----------         ------------

Belmont Capital
 Partners II, L.P.            61.33385%       $39,895,683.47

Spartan High Income Fund      15.46646%       $10,060,431.44

Fidelity Galileo Fund, L.P.    7.73323%       $ 5,030,215.71

Goldman Sachs & Co.           15.46646%       $10,060,431.44
                             ==========       ==============

   Total:                    100.00000%       $65,046,762.06